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                                                              Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     We, Al Steele, President, Chief Executive Officer and Principal Executive Officer, and Denis Taillieu, Treasurer, Chief Financial and Accounting Officer and Principal Financial Officer of SA Funds - Investment Trust (the "registrant"), certify that:

     1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


By:   /s/ Al Steele
      -------------------------
      Al Steele
      President, Chief Executive Officer and Principal Executive Officer

Date: March 8, 2005
      -------------------------


By:   /s/ Denis Taillieu
      -------------------------
      Denis Taillieu
      Treasurer, Chief Financial and Accounting Officer and Principal Financial Officer

Date: March 8, 2005
      -------------------------